UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 14, 2007

Clarient, Inc
(Exact name of registrant as specified in its charter)

Delaware	000-22677	75-2649072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

31 Columbia , Aliso Viejo, CA	92656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(949) 425-5700

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On March 14, 2007, Clarient, Inc. (the “Company”) entered into a Third Amendment to its Loan and Security Agreement with General Electric Capital Corporation and on March 15, 2007, the Company entered into a Ninth Amendment to its Loan Agreement with Comerica Bank (collectively, the “Amendments”).  The Amendments were entered into to revise the minimum tangible net worth financial covenant in the respective loan agreements in light of the Company’s recent sale of its instrument systems business to Zeiss.  Pursuant to the Amendments, the Company is required to maintain a minimum tangible net worth threshold of at least $2,400,000.  Such threshold is reduced for monthly periods after June 29, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2007	By:	/s/ James V. Agnello
		Name:	James V. Agnello
		Title:	Senior Vice President and Chief Financial Officer